EXHIBIT 10.2

Statement of Trustee

Rod Husband
3316 West Third Avenue
Vancouver, BC, V6R 1L4

Capital Mineral Investors, Inc.
2035 Blantyre Avenue
Coquitlam, BC, V3K 1X9

I, Rod Husband, hold in trust for Eagle River Mining Corp., a 100% undivided interest in one mineral claim, namely: HART (Tenure Number 397339), located in the Similkameen Mining Division.

I will deliver full title on demand to Capital Mineral Investors, Inc. for as long as the claims are in good standing with the Province of British Columbia.

Dated the 31st day of December, 2002

/s/ "Rod Husband"

Rod Husband